Exhibit 10.12

HKMC Insurance Limited	Confidential	Form No.: SFGS108(SP)

SME FINANCING GUARANTEE SCHEME

Acceptance of Conditions

To	:	The SME Financing Guarantee Scheme Unit,	Fax No.: (852) 2516 9600
HKMC Insurance Limited (the “HKMCI”)

Name of Lender	:	THE HONGKONG AND SHANGHAI BANKING CORPORATION
Name of Borrower	:	GRAVITY SUPPLY CHAIN SOLUTIONS LIMITED
Business Registration No. of Borrower	:	64205098000
HKMCI / IIDS Reference No.	:

agreement

In consideration of the HKMCI agreeing to issue a guarantee in favour of the Lender (the “Guarantee”) in respect of a facility granted or to be granted by the Lender to the Borrower (the “Facility”), the Borrower agrees that:

1.	All confirmations, undertakings and declarations (as applicable) provided by the Borrower and contained in the Application Form under the above HKMCI / IIDS Reference No. duly signed by the Borrower (the “Application Form”) are hereby repeated as if they have been given again on the date hereof.

2.	The Borrower shall use the proceeds from the Facility for the sole purpose as declared in the Application Form under the above HKMCI / IIDS Reference No.

3.	The Borrower shall allow the Lender, the HKMCI and their related bodies to access, inspect and make copies of all books, records, accounts and any other information relating to the Borrower or the Borrower’s business, whether in paper, electronic or any other form or medium, and whether in the possession, custody or control of the Lender, the Borrower or otherwise, for any purpose relating to the application, monitoring the performance of the Facility, conducting due diligence review, processing a request for payment under the Scheme and other related purposes.

4.	Unless otherwise permitted in the Deed for the HKMC SME Financing Guarantee Scheme or the Deed for the SME Financing Guarantee Scheme (as applicable), the Borrower shall not use any relevant Facility, whether in whole or in part, for: (a) paying, repaying, restructuring or repackaging all or any part of any loan, credit facility or payment obligation (including any loan referred to as a “classified loan” by the Hong Kong Monetary Authority from time to time) of the Borrower, its Subsidiaries or its Related Entities; and/or (b) financing and/or re-financing the acquisition of any business installation, machinery, equipment or other asset that was in the ownership, control or possession of the relevant Borrower, its Subsidiaries and/or its Related Entities (whether as owner or otherwise) on or at any time before the date on which an application for the Facility is received by the Lender.

5.	Any request or demand made upon the HKMCI by or on behalf of the Lender for payment of any sum under the Guarantee shall be conclusive evidence as between the Borrower and the HKMCI that the HKMCI’s liability under the Guarantee has accrued and shall constitute conclusive authority for the HKMCI to make such payment to the Lender and the Borrower shall be liable to the HKMCI for such payment. The HKMCI shall be entitled to make such payment to the Lender or any person as the Lender may direct without inquiring into the validity or justification of the request or demand irrespective of notice or knowledge of any dispute between the Borrower and the Lender and the Borrower shall not challenge the HKMCI’s propriety or authority in making such payment to the Lender.

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HKMC Insurance Limited	Confidential	Form No.: SFGS108(SP)

6.	A demand accompanied by a certificate of balance signed by any of the HKMCI’s authorised officers shall be conclusive evidence against the Borrower of the Borrower’s obligations to pay under this Agreement and/or the Guarantee and of the amount payable.

7.	Payments by the Borrower shall be made to the HKMCI without any set-off, counterclaim or condition and shall be free and clear of all present and future taxes, withholdings or deductions of any nature except that, if the Borrower is compelled by law to make such withholding, the sum payable by the Borrower shall be increased so that the amount actually received by the HKMCI is the amount the HKMCI would have received if there had been no withholding.

8.	No payment to the HKMCI under this Agreement and/or the Guarantee pursuant to any judgment, court order or otherwise shall discharge the Borrower’s obligation in respect of which it was made unless and until payment in full has been received by the HKMCI in the currency in which it is payable and, to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of the amount of the Borrower’s obligation expressed in that currency, the Borrower shall be liable for the shortfall.

9.	The Borrower shall irrevocably and unconditionally indemnify and hold the HKMCI harmless, on demand, from and against all actual or alleged liabilities, claims, demands, losses, damages, taxes, costs, charges and expenses of any kind (including, without limitation, legal fees on a full indemnity basis) which may be incurred or suffered by the HKMCI and all actions and proceedings which may be brought by or against the HKMCI in connection with or arising out of this Agreement or the Guarantee.

10.	If any moneys paid to the HKMCI pursuant to this Agreement or the Guarantee are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the HKMCI shall be entitled to enforce the indemnity as if such moneys had not been paid.

11.	The indemnity given herein is a continuing indemnity and will remain in full force and effect until the HKMCI shall have confirmed in writing that the Borrower has been absolutely released and discharged from the Borrower’s liabilities in connection with such indemnity.

12.	The Borrower’s liability to indemnify hereunder shall not be discharged or otherwise affected by any of the following reasons:

(a)	that the HKMCI waives a condition under or in connection with the Guarantee or any other documents relating to it (including this Agreement);

(b)	that the HKMCI waives any compliance by the Lender of any of its obligations under or in connection with the Guarantee;

(c)	that the HKMCI varies the Guarantee or enters into any agreement or arrangement with the Lender or any other person or by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Borrower to any extent; or

(d)	that time or indulgence shall have been granted to the Borrower by the Lender or the HKMCI in connection with any of the Borrower’s obligations to the Lender or the HKMCI.

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HKMC Insurance Limited	Confidential	Form No.: SFGS108(SP)

13.

The indemnity hereunder shall be in addition to and not in substitution for and shall not be prejudiced or affected by any other in indemnities or security given by the Borrower or any other person which the HKMCI may now or hereafter hold in respect of the Guarantee. Any release, variation, exchange or abstain from perfecting of any other indemnities or security now held or hereafter may be held by the HKMCI in respect of the Guarantee shall not affect such indemnity. Any restriction on the right of consolidating securities shall not apply to such indemnity.

14.	The indemnity hereunder shall be binding on the Borrower’s heirs, legal representatives, successors and assigns.

15.

Each of the provisions in this Agreement is severable and distinct from the other and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way. The Borrower hereby agrees that a copy or an electronic record of this Agreement bearing the signature(s) of the Borrower shall have the same effect as if it were the original thereof.

16·

The Borrower shall pay to the HKMCI, upon demand, interest on all amounts payable by the Borrower to the HKMCI under this Agreement and/or the Guarantee, For the purpose of this provision, interest shall accrue on a day to day basis and be calculated on each amount due to the HKMCI at the interest rate certified by the HKMCI to be the HKMCI’s cost of funds in relation to that amount and shall be payable from the day on which such amount becomes due until (and including) the day it is received by the HKMCI.

17.

At the HKMCI’s request, the Borrower shall execute such documents and take such action which the HKMCI may consider necessary or convenient to give effect to the HKMCI’s rights and in connection with the exercise of the HKMCI’s powers under this Agreement and/or the Guarantee.

18.

No act or omission by the HKMCI pursuant to this Agreement. the (Guarantee or any other document relating to them shall affect the HKMCI’s rights, powers and remedies in connection with them or any further or other exercise of such rights, powers and remedies.

19.

The Borrower shall not assign any of the Borrower’s rights and obligations, in whole or in part, under this Agreement, the Guarantee, the Facility or any documents relating to any of them without the HKMCI’s prior written consent (such consent shall not be unreasonably withheld). The HKMCI may assign any of the HKMCI’s rights under these documents to any person without the Borrower’s prior written consent.

20.	The Borrower shall not do or permit to be done anything which would prejudice or jeopardise the rights of the Lender or the HKMCI, in respect of the Facility.

21.

The Borrower shall not create, or permit to be created, any subsequent charges or encumbrances ranking in priority to pari passu with any security that may be given to or held by the Lender for the Facility.

22.

In the event of breach of paragraphs 20 or 21 above, the Borrower shall pay all the proceeds and sums reused or generated its a result direct to the Lender for payment towards the Indebtedness under the Facility.

23.

The Borrower acknowledges that if the Starting Date (as defined m the Application Form) of the Facility cannot be effected on or before the date specified as such in the Notification of Result and/or Guarantee (or such other lime as the HKMCI may agree in writing) for any reason, the HKMCI’s Approval-in-Principle or Guarantee shall be deemed to have lapsed for all purposes after such date and that the Borrower has no recourse of whatever kind against the HKMCI therefor.

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HKMC Insurance Limited	Confidential	Form No.: SFGS108(SP)

24.

The Borrower shall at all relevant times comply with all terms and conditions as set out in the relevant facility letter(s) which set(s) out the respective rights and obligations of the lender and the Borrower and other terms and conditions of the relevant Facility.

25.

The Borrower shall inform the HKMCI and the Lender as soon as practicable if any of the information provided by the Borrower supplied in connection with the Application Form is no longer valid. The Borrower shall repay in full all the outstanding amounts under the Facility, with interest, within such time specified upon notification by the HKMCI or the Lender, if any information the Borrower supplied in connection with the Application Form is false, inaccurate or no longer valid. The Borrower acknowledges that the HKMCI and the Lender reserve the right to take any legal action against the Borrower for any breach of the terms and conditions of the Facility or this Agreement. The Borrower acknowledges that the HKMCI may set off any of the outstanding amounts owed by the Borrower under the Facility, the Guarantee and/or this Agreement from any sums that may be due from the HKMCI to the Borrower, its subsidiaries and/or its Related Entities (as defined in the Application Form).

26.

This Agreement and the rights and obligations of the parties hereunder are governed by and shall be construed in accordance with the laws of Hong Kong Special Administrative Region. The Borrower shall submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region but this Agreement may be enforced in the Courts of any competent jurisdiction.

27.

Without prejudice to any rights and remedies that the Lender or the HKMCI may have, the Borrower acknowledges that the HKMCI may forthwith request the Lender to suspend the Facility, and the Lender shall act accordingly, in the event that the HKMCI is in the opinion that the Borrower is:

(a)	in breach of any of the undertakings given in the Application Form;

(b)	in breach of any of the terms and conditions mentioned herein; or

(c)	no longer compliant, or has not complied with any declaration by the Borrower given in the Application Form.

28.

The Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the Laws of Hong Kong) shall not apply to this Agreement and unless specifically herein provided no person other than the parties to this Agreement shall have any rights under it nor shall it be enforceable by any person other than the parties to it.

Signed for and on behalf of the Borrower (Note 1):

Authorized Signature(s):	Company Chop:

/s/ BHATT HEMANT KUMAR
Full Name: BHATT HEMANT KUMAR	Date: 05/09/2022	(dd/mm/yyyy)
Position: DIRECTOR	Fax Number:
Telephone Number:	Email Address:

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HKMC Insurance Limited	Confidential	Form No.: SFGS108(SP)

Please return this Form to the HKMCI by (Note 2):

IIDS - Website: https://iids.hkmcinet.com.hk/

FAX(only if the IIDS shall (for whatever reason) not be in normal operating mode): (852) 2516 9600

ENQUIRY HOTLINE: (852) 2923 6990

Notes

Note 1:	The person(s) signing this Form and the signature(s) should be the same as those in the Application Form.

Note 2:	The Lender shall retain in the relevant loan file (or equivalent) the original of this Form and the copy of which is to be retained by the Borrower.

For HKMCI’s use only
Received On:	Signature Verified On / By:	Input On / By:	Approved On / By:

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ACKNOWLEDGEMENT AND UNDERTAKING

To:	The Hongkong and Shanghai Banking Corporation Limited
Hong Kong

To:	HKMC Insurance Limited
Hong Kong

Re:	1)	Borrower: GRAVITY SUPPLY CHAIN SOLUTIONS LIMITED (the “Company”)
	2)	The HKMCI SME Financing Guarantee Scheme (the “Scheme”) operated by HKMC Insurance Limited (“HKMCI”)

In this Acknowledgement and Undertaking (the “Acknowledgement”), unless otherwise specified, (i) all references to any person shall include its respective successors and permitted assigns and transferees and any persons deriving title under them, and (ii) all references to a document shall include any subsequent amendment or supplement thereto from time to time.

In consideration of The Hongkong and Shanghai Banking Corporation Limited (the “Bank”) granting or agreeing to grant or continuing to grant certain banking facilities to the Company or otherwise granting forbearance indulgence or other accommodation to the Company, or other valuable consideration (the receipt of which is hereby acknowledged), I/we jointly and severally confirm and undertake to the HKMCI and the Bank that:-

(i)

I/we have granted or will grant Security and/or guarantee(s) in favour of the Bank in respect of, inter alia, the banking facilities granted or to be granted by the Bank to the Company under or in connection with the Scheme.

(ii)

I/we acknowledge that a guarantee or guarantee(s) (the “Guarantee”) may be granted or has/have been granted by the HKMCI in respect of the banking facilities granted or to be granted by the Bank to the Company (the “Facility”) under the Scheme.

(iii)

I/we confirm that I/we have either obtained independent legal advice or has voluntarily waived my/our right to seek such independent legal advice. I/We fully understand the nature and extent of my/our obligations and liabilities as guarantor’s) and/or security providers in relation to the Facility and have acted or will act independently and free from any undue influence of any person;

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(iv)	the HKMCI’s rights, including but not limited to its right of subrogation, shall at all times rank in priority to the rights and remedies, if any, of me/us and any person giving any Security or otherwise in relation to the Facility. I/We shall not exercise in any manner or to any extent my/our rights or remedies against the Company or any such person or in relation to any Security, including but not limited to any right of subrogation, indemnity or contribution which I/ we have or may have in law or equity or under any Security or guarantee or otherwise, unless and until the HKMCI has fully and unconditionally recovered all amounts paid by the HKMCI under the Scheme or unless and until the HKMCI otherwise consents in writing, We shall not assert against the HKMCI any rights or remedies;

(v)	in addition and without prejudice to any other right the Bank and the HKMCI may have, each of the Bank, the HKMCI and their respective related bodies may at any time access, inspect, obtain, and make copies of (free of charge), any of my/our materials (including any document, record and information) in connection with the rights, interest, obligations or liabilities of the HKMCI under the Scheme, the related deed between the Bank and the HKMCI and any Guarantee;

(vi)	I/we hereby authorise the Bank, the HKMCI and their respective related bodies, to the extent related to the relevant Guarantee or the Scheme, to inspect all books, records, accounts and any other information relating to me/us or my/our business, whether in paper, electronic or any other form or medium, al the request of the Bank and/or the HKMCI and their related bodies (as the ease may be);

(vii)	I/we hereby acknowledge, agree and authorise that:

(a)	in addition and without prejudice to any other right the Bank may have, the Bank and its related bodies disclose and/or transfer my/our personal data and other information from time to time in its possession to the HKMCI in relation to the Facility, the relevant Guarantee, the Company and/or any guarantor or security provider of the Company in respect of the Facility and other related purposes;

(b)	the HKMCI may use such personal data and information for the purpose stated in (a) above, and disclose and/or transfer any such personal data and information received or held by it to the Trade and Industry Department or the Hong Kong Government or provider(s) of credit protection for such purposes as considered appropriate by the HKMCI; and

(c)	in the event that such information includes the personal or other data of any third party or individual, I/we confirm and warrant that I/we have obtained the consent of such third party or individual to the provision of such data to the Bank and to the use and disclosure by the Bank pursuant to the terms of this Acknowledgement. I/We shall indemnify and hold the Bank harmless from all costs, penalties, damages and other losses incurred as the result of any breach of the terms of this paragraph (c);

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(viii)

the use of the Facility which has been granted or may be granted by the Bank is subject to the terms and Conditions of the Scheme in which the Bank has participated; notwithstanding that the Company may be required to pay the Bank an amount equal to the guarantee fee payable by the Bank for the cover provided to the Bank by the HKMCI pursuant to the Scheme, the Scheme is for the sole and exclusive benefit of the Bank, and that none of us shall be deemed to be a party to it, or a beneficiary of it, and that no payments made under the Scheme to the Bank shall affect or lessen the Bank’s rights of remedy against any of us in the event of default of the loan or drawings under the Facility; and

(ix)	for the avoidance of doubt, I/we confirm that all sums from time to time owing by the Company to the Bank under the Facility arc and shall be secured by all and any Security created by me/us and the Company, before or at or after the date of this Acknowledgement, which is by its terms expressed (in any manner whatsoever) to secure all monies owing by the Company to the Bank from time to time, and how shall not seek to claim or assert anything to the contrary.

In this Acknowledgement:-

Security means a mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, security interest, cash collateral arrangement or other encumbrance of any kind securing, or a right conferring a priority of payment in respect of, any obligation to pay of any person or any other agreement or arrangement having a similar effect, but does not include any lien arising in the ordinary course of trading by operation of law and not by contract (but shall include, in relation to any finance lease or hire purchase contract, the vesting of beneficial ownership of the relevant asset in the finance lessor or hire purchase seller, and shall include, in relation to any factoring or other receivables purchase facility, the vesting of beneficial ownership of the factored or purchased receivables in the factor or purchaser).

This Acknowledgement is in addition to, and shall not prejudice, any right of the Bank or HKMCI under any oilier agreement, document or otherwise.

This Acknowledgement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region (“Hong Kong”). I/We submit to the non-exclusive jurisdiction of the Hong Kong courts.

No one other than the Bank and myself/ourselves will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Acknowledgement.

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This Acknowledgement has been executed and delivered by me/us as a deed.

Dated the 26 day of Feb 2021.

Signed Scaled and Delivered by:
WANG TEK LEE
(Name of Signatory in Block Letters)	(Signature)

I/D Card No.
(or equivalent)
of Signatory:

in the presence of:

Name of Witness:

I/D Card No.
(or equivalent)
of Witness:

Address of Witness:

Occupation of Witness:	FINANCE
(Signature of Witness)

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To: The Hongkong and Shanghai Banking Corporation Limited

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

Note: Please tick where applicable and *delete whichever is not appropriate.

This booklet relates to the Application for	☐ Business Instalment Loan	☐ Business Card Programme	☐ Profits Tax Loan

☐ Easy Export Finance	☐ Business Revolving Credit	☐ InnoTech Business Instalment Loan	☐ Business Instalment loan (SFGS)

☒ 100% Guarantee Loan (under Application Form dated 26/02/2021)

completed by	GRAVITY SUPPLY CHAIN SOLUTIONS LIMITED	as the applicant company.

The Guarantee is applicable only to limited company applicants of Business Instalment Loan /Business Card Programme / Profits Tax Loan / Easy Export Finance / Business Revolving Credit / InnoTech Business Instalment Loan / Business Instalment Loan (SFGS)/ 100% Guarantee Loan. Please complete all sections below.

Personal Declaration by Guarantor(s) as Director(s)/Principal Shareholder(s)

Each of the undersigned guarantors:

1. acknowledges that the Bank will be relying on his/her representation in granting the facility to the applicant company.

2. understands that his/her data currently maintained with the Bank may be used for the purpose of processing the above-mentioned application;

3. certifies that he/she is a principal shareholder of the applicant company or a director of the applicant company as indicated below; and

4. confirms that, where he/she has provided any guarantee or other security to the Bank with respect to the indebtedness of (he applicant company, his/her guarantee or other security remains in full force and effect and continues to secure the indebtedness under any facilities granted under the above-mentioned application (except where the above-mentioned application is for 100% Guarantee Loan such liability under the guarantee or other security will not be discharged or affected by the Bank extending the facilities referred to in application or by any other act, omission or circumstance which discharge him/her to any extent.

Signature		Signature
Name:	HEMANT KUMAR BHATT	Name:
*Director/Principal Shareholder		*Director/Principal Shareholder	Date:	26/02/2021

Explanatory Notes - Guarantee By Individual(s)

Note: Chinese version is available for reference upon request.

To:	The Hongkong and Shanghai Banking Corporation Limited
The Hong Kong Special Administrative Region

You have been asked to sign a Guarantee by The Hongkong and Shanghai Banking Corporation Limited (the ‘‘Bank”) a copy of which is attached to this Explanatory Note.

THE BANK RECOMMENDS THAT YOU SEEK INDEPENDENT LEGAL ADVICE BEFORE SIGNING THE GUARANTEE BUT RECOGNISES THAT YOU MAY NOT WISH TO DO SO. THIS EXPLANATORY NOTE IS INTENDED TO HELP YOU BY EXPLAINING SOME OF THE MAIN CLAUSES IN THE GUARANTEE. IF ANY OF YOU HAVE ALREADY PROVIDED THE BANK, OR IN FUTURE PROVIDE THE BANK, WITH SECURITY FOR YOUR OWN INDIVIDUAL LIABILITIES (INCLUDING WITHOUT LIMITATION ANY PROPERTY MORTGAGE), YOU SHOULD NOTE THAT SUCH SECURITY MAY ALSO SECURE YOUR LIABILITIES UNDER THE GUARANTEE. IF AFTER READING THE GUARANTEE AND THIS NOTE, THERE IS ANYTHING IN THE GUARANTEE ANY OF YOU DO NOT UNDERSTAND, OR YOU WANT ANY ADVICE ABOUT THE GUARANTEE OR THE CONSEQUENCES OF SIGNING IT, THEN YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE BEFORE SIGNING. PLEASE NOTE THAT YOU HAVE THE RIGHT TO CHOOSE TO PROVIDE THE BANK WITH AN UNLIMITED GUARANTEE (IN WHICH CASE YOU SHOULD INDICATE ON THE GUARANTEE THAT IT IS FOR “UNLIMITED AMOUNT”) OR A LIMITED GUARANTEE (IN WHICH CASE YOU SHOULD INDICATE ON THE GUARANTEE THAT IT IS FOR “LIMITED AMOUNT”).

The Main Provisions in the Guarantee are:

-	The Guarantee makes you liable for all money, debts and liabilities owed by the person named as “the Customer” in the Guarantee (but, if the Guarantee is for 100% Guarantee Loan, under the relevant application form and related facility only). If you have indicated on the Guarantee that it is for “Unlimited Amount” (an Unlimited Guarantee) then your liability for the Customer’s debts and liabilities (but, if the Guarantee is for 100% Guarantee Loan, under the relevant application form and related facility only) will be unlimited. Where you have indicated on the Guarantee that it is for “Limited Amount” (a Limited Guarantee) then you are liable for the Customer’s debts and liabilities (but, If the Guarantee is for 100% Guarantee Loan, under the relevant application form and related facility only) up to the amount of the “Maximum Liability” as defined in the Guarantee. Those debts and liabilities can be overdrafts, loans, interest, fees, costs, charges, expenses or any other money owed by the Customer to the Bank, including money owed by the Customer jointly with any other person.
-	If the Guarantee is signed by more than one person, the Guarantee makes you jointly and individually liable for all money, debts and liabilities owed by the person named as “the Customer” in the Guarantee and the Bank may claim all of the monies owing under the Guarantee from any one of you without having to claim those monies from all of you.
-	Facilities made available by the Bank to the Customer will normally be repayable on demand. We may make demand under the Guarantee if the Customer fails to repay the Bank when the Customer should.
-	If you do not pay the guaranteed monies to the Bank when they are due, the Bank may charge you interest on that overdue amount and any costs it incurs in recovering such monies from you. Under a Limited Guarantee, interest, fees, costs, charges and expenses are recoverable by the Bank and are included in the definition of “Maximum Liability”.
-	If the Guarantee is an Unlimited Guarantee, then the Bank, without needing to inform you or seek your permission, can change, renew or replace any loan or facility made available to the Customer as long as it does not involve any new or increased facilities or any variation to the nature of the facilities granted to the Customer. Should there be any new or increased facilities granted to the Customer or any variation to the nature of the facilities granted to the Customer, the Bank will inform you but will not be required to seek your permission.

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Explanatory Notes - Guarantee By Individual(s) (Continued)

-	If the Guarantee is a Limited Guarantee, then the Bank, without needing to inform you or seek your permission, provided that the amount of the “Maximum Liability” as described in the Guarantee is not exceeded, can change, renew or replace any loan or facility made available to the Customer or grant any new or increased facilities to the Customer.
-	You can serve one month’s notice ending the Bank’s right to continue lending further money to the Customer secured by the Guarantee. That notice will be effective one month after receipt by the Bank. When that notice expires, you will, however, remain liable for whatever monies that are owed by the Customer or which the Bank is committed to advance to the Customer at that date, where you have provided an Unlimited Guarantee but only up to the “Maximum Liability” where the Guarantee is a Limited Guarantee.
-	If you comprise two or more persons, the notice referred to above may be given by any one of you. The Bank will treat any such notice as terminating that person’s liability without affecting or terminating the obligations or liability of any other person(s) who has/have not served notice of termination.
-	The Bank may, without giving you any notice before doing so, use any money you have in any of your accounts with the Bank to pay your liabilities under the Guarantee.
-	While any money is still owed by the Customer to the Bank, you or any of you cannot, without the permission of the Bank, either seek repayment of any money any of you pay to the Bank under the Guarantee from the Customer, or claim against any other security the Bank holds for the Customer’s debts and liabilities.
-	Each or any of you may not enforce any of the rights you would normally have against any other of you in connection with the Guarantee, until all the money owed to the Bank by the Customer has been repaid.
-	The Bank may require you to pay to the Bank any money you do receive in breach of the terms of the Guarantee.
-	If we have the Customer’s consent, we will, if you ask us to, provide you with a copy of the last statement of account issued to the Customer in relation to the facilities covered by the Guarantee.

Supporting Security

If you provide supporting security for your guarantee liabilities (for example in the form of a mortgage over a property, a charge over shares or a sum of money deposited with this or another bank) then the Bank recommends that you also seek independent legal advice from your own solicitor before signing such supporting security.

Further, as mentioned above, any security already provided or that are provided in future by any of you to the Bank for your own individual liabilities will also secure your liabilities under the Guarantee (except where the Guarantee is for 100% Guarantee Loan).

If the Bank makes demand for payment under the Guarantee and you do not pay the sums demanded then the Bank may, usually after further demand, enforce any supporting security. This enforcement will include taking possession of and selling any property or shares mortgaged to the Bank or applying the amount of any deposits charged to discharge your liabilities.

I/We confirm that I/we have read the above and the Guarantee and that I/we understand the terms of the Guarantee of my/our choice (that is, whether a Limited Guarantee or an Unlimited Guarantee). I/We also confirm that I/we have read a duly completed copy of the Application for Business Revolving Credit / Business Instalment Loan / Business Card Programme / Profits Tax Loan / Easy Export Finance / InnoTech Business Instalment Loan / Business Instalment Loan (SFGS) 100% Guarantee Loan as specified above signed by the Customer, including the terms and conditions, which will apply to the Business Revolving Credit / Business Instalment Loan / Business Card Programme / Profits Tax Loan / Easy Export Finance / InnoTech Business Instalment Loan / Business Instalment Loan (SFGS) 100% Guarantee Loan (“the Facility”) if approved by the Bank. I/We understand that this Explanatory Note does not explain all the clauses in the Guarantee, but only the main clauses. I/We acknowledge that the Bank has recommended that I/we take such independent legal advice before signing the Guarantee. I/We am/are willing to sign the Guarantee and to provide any supporting security and confirm that I/we do not wish to seek ↑ Independent legal advice. I/We understand that this will make me/all and each of us liable for all the Customer’s debts and liabilities (including but not limited to the Facility applied for under the above-mentioned Application) to the Bank (but, if the Guarantee is for 100% Guarantee Loan, under the relevant application form and related facility only) if the Guarantee is an Unlimited Guarantee, or up to the amount of the “Maximum Liability” where the Guarantee is a Limited Guarantee, in each case including interest, fees, costs, charges and expenses incurred by the Bank as described above and regardless of whether the Facility is approved. Where the Guarantee being provided is a Limited Guarantee, I/we also confirm having duly noted the amount of the Specified Sum as set out in the Schedule to the Guarantee, which may be an amount larger than the sum of the Facility applied for or granted under the above-mentioned Application.

                              c Guarantor(s) wishes to take independent legal advice, the Bank can provide a sample form of letter of instructions to solicitors for reference.

by		In the Presence of

Name	HEMANT KUMAR BHATT	Name

Identification Document Type and Number		Identification Document Type and Number

Type: ☐ Hong Kong Identity Card ☒ Passport ☐ Others		Type: ☒ Hong Kong Identity Card ☐ Passport ☐ Others

Number:		Number:

Signed by		In the Presence of
Name		Name

Identification Document Type and Number		Identification Document Type and Number

Type: ☐ Hong Kong Identity Card ☒ Passport ☐ Others		Type: ☒ Hong Kong Identity Card ☐ Passport ☐ Others

Number:		Number:

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

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Guarantee by Individual(s) - Under Seal

Note: Chinese version is available for reference upon request.

To:	The Hongkong and Shanghai Banking Corporation Limited
The Hong Kong Special Administrative Region

GUARANTEE BY INDIVIDUAL(S) - UNDER SEAL THIS GUARANTEE IS FOR **LIMITED AMOUNT / ~~UNLIMITED AMOUNT~~	*	Please indicate your choice by deleting the [inappropriate] signing here.

1.	DEFINITIONS

“100% Guarantee Loan Application Form” means the application form of the Bank as specified in the booklet related to this Guarantee under which the Customer applies to the Bank for 100% Guarantee Loan;

“Bank” means The Hongkong and Shanghai Banking Corporation Limited or any person who is entitled at any future date to exercise all or any of the Bank’s rights under this Guarantee;

“Banking Facilities” means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer at any branch or office of the Bank and whether now or in the future;

“Customer” means the person whose name and address are specified in the Schedule;

“Default Interest” means interest at such rate as the Bank specifies in its Tariff Book from time to time (but, if this Guarantee is for 100% Guarantee Loan, 8% per annum over the Bank’s HKD best lending rate), compounded monthly if not paid on the dates specified by the Bank;

“Exchange Rate” means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor;

“Guaranteed Monies” means (i) all monies, obligations and liabilities in any currency whenever and however due, owing or incurred, whether with or without the Guarantor’s knowledge or consent and due, owing or incurred by the Customer to the Bank at any branch or office at any time, whether separately or jointly with any other person, actually or contingently whether presently or in future in any capacity including as principal or as surety (but, if this Guarantee is for 100% Guarantee Loan, under the relevant 100% Guarantee Loan Application Form and any related facility (as may be amended, supplemented or renewed) from time to time granted by the Bank to the Customer only); (ii) interest (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts or prohibits payment; (iii) any amount due under the indemnity in Clauses 9 and 14.03 below; and (iv) all costs, expenses and fees incurred or charged by the Bank in enforcing this Guarantee on a full indemnity basis;

“Guarantor” means all or any person whose names and addresses are specified in the Schedule together with their executors, administrators, successors and assigns;

“Maximum Liability” has the meaning set out in Clause 3 below;

“person” includes an individual, firm, company, corporation and an unincorporated body of persons,

“Specified Sum” means the sum specified as such in the Schedule; and

“Tariff Book” means the Bank’s tariff Book which is available upon request or accessible at http://www.commercial.hsbc.com.hk/1/2/commercial/customer-service/tariffs or such other source as may replace that webpage.

Where the persons comprised in the expression “the Customer” are carrying on business in partnership under a firm name or are trustees of a trust the Guaranteed Monies (notwithstanding any change in the composition of that partnership) shall include the monies and liabilities which shall at any time be due owing or incurred to (the Bank by the person(s) from time to time carrying on the partnership business under that name or under any name in succession thereto and includes those due from all persons from time to time being trustees of that trust and the expression “the Customer” shall be constructed accordingly. Where there are two or more persons comprised in the expression “the Guarantor” the obligations of each such person as Guarantor under this Guarantee shall be joint and several.

2.	Guarantee

2.01	In consideration of the Banking Facilities, the Guarantor guarantees to pay the Guaranteed Monies to the Bank on demand.
2.02	The Guarantor shall, subject to Clause 3, pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Monies from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Monies (both before and after any demand or judgment or any circumstances which restricts payment by the Customer).
2.03	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of (the amount of the Guaranteed Monies owing at any time.
2.04	The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Monies for such period as the Bank may certify to the Guarantor to be appropriate in order to protect the interests of the Bank in respect of the Guaranteed Monies.

3.	Maximum Liability

Where this Guarantee is for Limited Amount as selected above, the liability of the Guarantor shall not exceed the Specified Sum plus Default Interest on that sum or part thereof (to the extent that it is not paid by the Bank) and expenses of the Bank in enforcing this Guarantee on a full indemnity basis (collectively, the “Maximum Liability”), where a liability for Guaranteed Monies is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at (the Exchange Rate, has increased since it was incurred, that increase shall be added to the Maximum Liability.

4.	Continuing and Additional Security

4.01	This Guarantee is a continuing security and shall secure the whole of the Guaranteed Monies until one calendar month after receipt by the Bank of notice in writing by the Guarantor or a liquidator, receiver or personal representative of the Guarantor (in the event of the death of the Guarantor) to terminate it. In the case of the Guarantor’s death, this Guarantee shall remain binding as a continuing guarantee on that Guarantor’s heirs, executors, successors or administrators until the expiry of notice given in accordance with this Clause. Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Monies in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Monies to the Bank on demand whether that demand is made before, at the time of or after such termination.
4.02	Where there is more than one person comprised in the expression “the Guarantor”, any notice under Clause 4.01 above may be given by any one of the persons comprising the Guarantor. The Bank will treat any such notice as terminating that Guarantor’s liability to the extent provided in Clause 4.01 without affecting or terminating the obligations or liability of any other person comprising the Guarantor and this Guarantee shall continue to bind those persons as a continuing guarantee.
4.03	This Guarantee is in addition to, shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.
4.04	Where there is more than one person comprised in the expression “the Guarantor”, if for any reason this Guarantee is not or ceases to be binding on any Guarantor, it shall remain binding as a continuing security on the remaining person(s) comprising the Guarantor.

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

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GUARANTEE BY INDIVIDUAL(S) - Under Seal (Continued)

4.05	The obligations of the Guarantor under this Guarantee shall not be affected by any of the following:

(i)	any part payment of the Guaranteed Monies by the Customer or any other person;
(ii)	any change in the name or constitution of the Customer, the Guarantor or the Bank;
(iii)	any merger, amalgamation, reconstruction or reorganisation affecting the Customer, the Guarantor or the Bank;
(iv)	the death, mental incapacity, bankruptcy, insolvency, liquidation or administration of the Customer or the Guarantor; and
(v)	any other act, omission, event or circumstance which but for this provision would discharge any Guarantor from liability under this Guarantee.

5.	Customer’s Accounts

The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

6.	Payments

6.01	Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable by the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.
6.02	Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate. The Bank shall not be liable to the Guarantor for any loss resulting from any fluctuation in the Exchange Rate.
6.03	No payment to the Bank under this Guarantee pursuant to any judgment, court order or otherwise shall discharge the obligation of the Guarantor in respect of which it was made unless and until payment in full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.
6.04	Any monies paid to the Bank in respect of the Guaranteed Monies may be applied in or towards satisfaction of the same in such manner as determined by the Bank or placed to the credit of such account (including a suspense or impersonal account) and for so long as the Bank may determine pending the application from time to time of such monies in or towards the discharge of the Guaranteed Monies.
6.05	If any monies paid to the Bank in respect of the Guaranteed Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such monies had not been paid.

7.	Set-off

The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Monies. For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the monies standing to the credit of such account.

8.	Lien

The Bank is authorised to exercise a lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Monies.

9.	Guarantor as Principal Debtor

As a separate obligation, the Guarantor shall be liable as a principal debtor including, but not limited to, where any liability or obligation of the Customer for any of the Guaranteed Monies is or becomes unlawful, irrevocable, invalid or unenforceable for any reason including by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent. Any Guaranteed Monies which may not be recoverable from the Customer for any reason whatsoever shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity under this separate obligation, on demand, together with Default Interest thereon in accordance with Clause 2.02 above.

10.	Variation of Terms and Release of Security

The Bank may at any time and without affecting or discharging this Guarantee or the obligations of the Guarantor:

(i)	extend, increase, renew, replace or otherwise vary any of the Banking Facilities;
(ii)	vary, exchange, abstain from perfecting or release any other security or guarantee held or to be held by the Bank as security for the Guaranteed Monies;
(iii)	give time for payment or accept any composition from and make any arrangement with the Customer or any other person;
(iv)	release any Guarantor from that Guarantor’s obligation under this Guarantee or otherwise and give any time for payment, accept any composition from or make any arrangement with any Guarantor;
(v)	make demand under this Guarantee and enforce all or any of the Guarantor’s obligation under this Guarantee without having enforced or sought to enforce any rights or remedies which the Bank may have in respect of the Guaranteed Monies against the Customer, any other surety or in relation to any other security; or
(vi)	do or omit to do any thing which but for this provision would discharge any Guarantor from liability under this Guarantee.

11.	Guarantor as Trustee

11.01	The Guarantor shall not, until the whole of the Guaranteed Monies have been received by the Bank (and even though the Maximum Liability of the Guarantor may be limited), exercise any right of subrogation, indemnity, set-off or counterclaim against the Customer or any other Guarantor or person or any right to participate in any security the Bank has in respect of the Guaranteed Monies or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer or any other Guarantor. The Guarantor shall hold any amount recovered, as a result of the exercise of any of such right, on trust for the Bank and shall pay the same to the Bank immediately on receipt.
11.02	The Guarantor has not taken any security from the Customer or any other Guarantor and agrees not to do so until the Bank has received the whole of the Guaranteed Monies. Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Monies and all monies at any time received in respect thereof shall be paid to the Bank immediately on receipt.

12.	Negligence In Realisations

This Guarantee shall not be affected as security for the Guaranteed Monies by any neglect by the Bank, or by any agent or receiver appointed by the Bank, in connection with the realisation of any other security (whether by way of mortgage guarantee or otherwise) which the Bank may hold now, or at any time in the future, for the Guaranteed Monies.

13.	No Waiver

No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

14.	Consent

14.01	The Bank may employ debt collecting agent(s) to collect any sum due under this Guarantee.
14.02	Without prejudicing the rights of the Bank under any other agreement with the Guarantor, the Guarantor consents to the Bank, for such purposes as the Bank may consider reasonably appropriate, disclosing and/or obtaining information about the Guarantor (including details of all or any transactions or dealings between the Guarantor and the Bank) and this Guarantee, both within and outside the HKSAR, to or from (as the case may be):

(i)	any agent, contractor or third party service provider which provides services to the Bank in relation to the operation of its business (including without limitation administrative, telecommunications, computer, payment or processing services);

**GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)**

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Guarantee by Individual(s) - Under Seal (Continued)

(ii)	credit reference agencies;
(iii)	any person to whom the Bank proposes to sell, assign or transfer, or has sold, assigned or transferred, all or any of its rights in relation to this Guarantee or the Banking Facilities;
(iv)	any company within the HSBC Group, being HSBC Holdings plc and its associated and subsidiary companies from time to time or any of its or their agents; or
(v)	any other person, if required or permitted by applicable laws, regulations, regulators’ or other authorities’ guidelines or judicial process to do so.

14.03	If any information disclosed by the Guarantor to the Bank includes information of any third party, the Guarantor confirms and warrants that it has obtained the consent of such third party to the provision of such information to the Bank for such purposes and for disclosure to such persons as referred to in this Clause 14.02. The Guarantor agrees to indemnify and hold the Bank harmless from all costs, penalties, damages and other losses incurred as a result of the Guarantor’s breach of this Clause 14.03.

15.	Assignment

The Guarantor may not assign or transfer any rights or obligations of the Guarantor hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

16.	Communications

Any notice, demand or other communication under this Guarantee shall be in writing, if addressed to the Guarantor at the last address registered with the Bank, and if addressed to the Bank at its office specified below or such other address as the Bank may notify to the Guarantor for this purpose, and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address or on the second day following the day of posting or on the day of despatch, if sent by facsimile transmission or telex, and to the Bank on the day of actual receipt.

Address of Bank’s Office:

The Hongkong and Shanghai Banking Corporation Limited, Commercial Lending Team, CCS, 9/F, Tower 2, HSBC Centre, 1 Sham Mong Road, Tai Kok Tsui, Kowloon, the Hong Kong Special Administrative Region.

17.	Severability

Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

18.	Governing Law and Jurisdiction

18.01	This Guarantee is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region (“Hong Kong”).
18.02	The Guarantor submits to the non-exclusive jurisdiction of the Hong Kong courts but this Guarantee may be enforced in the courts of any competent jurisdiction.
18.03	No person other than the Bank and the Guarantor will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Guarantee.

19.	Governing Version

A Chinese translation of this Guarantee shall be provided to the Guarantor upon request. The English version is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

20.	Headings

In this Guarantee, the headings are for guidance only and shall not affect the meaning of any clause.

21.	Acknowledgment

The Guarantor hereby agrees and acknowledges that:

(i)	the Guarantor has been provided with a copy of the Bank’s “Notice relating to the Personal Data (Privacy) Ordinance” (the “Notice”) (copy enclosed). The Guarantor confirms that the Guarantor has read, understood and agree to the contents as set out in the Notice;
(ii)	the Bank may use, process, transfer and disclose all personal data of the Guarantor that the Bank currently or subsequently holds for the purposes and to the parties as set out in the Notice (as may be amended or supplemented by the Bank from time to time);
(iii)	the Bank is entitled to obtain information relating to the Guarantor from any third party at any and all times, including without limitation conducting checks with any credit reference agency; and
(iv)	nothing in this Clause shall in any way prejudice the rights or remedies of the Bank under any agreement or arrangement (whether current or future) between the Bank and the Guarantor.

22.	Execution

22.01	This Guarantee may be entered into on separate counterparts which, together, shall constitute a single instrument.

22.02	This Guarantee has been entered into by the Guarantor as a deed on this	26	day of	Feb 2021.

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

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Guarantee by Individual(s) - Under Seal (Continued)

Schedule

Details of Customer

Name

GRAVITY SUPPLY CHAIN SOLUTIONS LIMITED

✻Address	Business Identification Document Type and Number

RM 1219, 12/F. TRADE SQUARE,	Type:	☒ (C)	Certificate of Incorporation
681 CHEUNG SHA WAN ROAD, KOWLOON		☐ (B)	Business Registration Certificate
		☐ (X)	Others

Number: 2182551

✻ PO Box is not accepted.

Details of Guarantor(s)

Name	1

HEMANT KUMAR BHATT

✻Address	Identification Document Type and Number

Type: ☐ Hong Kong Identity Card ☒ Passport ☐ Others

Number:

Name	2

PARKER GRAHAM JOHN

✻Address	Identification Document Type and Number

Type: ☐ Hong Kong Identity Card ☒ Passport ☐ Others

Number:

✻ PO Box is not accepted.

Specified Sum in respect of Maximum Liability under Clause 3

(Please fill in the total amount of the Facility requested, if “This Guarantee is for Limited Amount” as selected above)

HKD $1,000,000

Executed under seal by the Guarantors:	Witnessed by:

Signature of Guarantor	Signature of Witness

Name
Identification Document Type and Number
Type: ☒ Hong Kong Identity Card ☐ Passport ☐ Others

Number:

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT/INNOTECH BUSINESS INSTALMENT LOAN /BUSINESS INSTALMENT LOAN (SFGS)/100% GUARANTEE LOAN (For Limited Company Only)

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Signature of Guarantor	Signature of Witness

Name:
Identification Document Type and Number

Type: ☒ Hong Kong Identity Card ☐ Passport ☐ Others

Number:

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT /INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

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To : The Hongkong and Shanghai Banking Corporation Limited

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN /  BUSINESS PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS) / 100% GUARANTEE LOAN (For Limited Company Only)

Note: Please tick where applicable and *delete whichever is not appropriate.

This booklet relates to the Application for	☐ Business Instalment Loan	☐ Business Card Programme	☐ Profits Tax Loan

☐ Easy Export Finance	☐ Business Revolving Credit	☐ InnoTech Business Instalment Loan	☐ Business Instalment loan (SFGS)

☒ 100% Guarantee Loan (under Application Form dated 26/02/2021)

completed by	GRAVITY SUPPLY CHAIN SOLUTIONS LIMITED	as the applicant company.

The Guarantee is applicable only to limited company applicants of Business Instalment Loan / Business Card Programme / Profits Tax Loan / Easy Export Finance / Business Revolving Credit / InnoTech Business Instalment Loan / Business Instalment Loan (SFGS)/ 100% Guarantee Loan. Please complete all sections below.

Personal Declaration by Guarantor(s) as Director(s)/Principal Shareholder(s)

Each of the undersigned guarantors:

1.	acknowledges that the Bank will be relying on his/her representation in granting the facility to the applicant company;
2.	understands that his/her data currently maintained with the Bank may be used for the purpose of processing the above-mentioned application;
3.	certifies that he/she is a principal shareholder of the applicant company or a director of the applicant company as indicated below; and
4.	confirms that, where he/she has provided any guarantee or other security to the Bank with respect to the indebtedness of (he applicant company, his/her guarantee or other security remains in full force and effect and continues to secure the indebtedness under any facilities granted under the above-mentioned application (except where the above-mentioned application is for l00% Guarantee Loan), such liability under the guarantee or other security will not be discharged or affected by the Bank extending the facilities referred to in the above-mentioned application or by any other act, omission or circumstance which discharge him/her to any extent.

Signature		Signature
Name:	WANG TEK LEE	Name:	Date:	26/02/2021
*Principal Shareholder		*Director/Principal Shareholder

Explanatory Notes - Guarantee By Individual(s)

Note: Chinese version is available for reference upon request.

To:	The Hongkong and Shanghai Banking Corporation Limited
The Hong Kong Special Administrative Region

You have been asked to sign a Guarantee by The Hongkong and Shanghai Banking Corporation Limited (the “Bank”) a copy of which is attached to this Explanatory Note.

THE BANK RECOMMENDS THAT YOU SEEK INDEPENDENT LEGAL ADVICE BEFORE SIGNING THE GUARANTEE BUT RECOGNISES THAT YOU MAY NOT WISH TO DO SO. THIS EXPLANATORY NOTE IS INTENDED TO HELP YOU BY EXPLAINING SOME OF THE MAIN CLAUSES IN THE GUARANTEE. IF ANY OF YOU HAVE ALREADY PROVIDED THE BANK, OR IN FUTURE PROVIDE THE BANK, WITH SECURITY FOR YOUR OWN INDIVIDUAL LIABILITIES (INCLUDING WITHOUT LIMITATION ANY PROPERTY MORTGAGE), YOU SHOULD NOTE THAT SUCH SECURITY MAY ALSO SECURE YOUR LIABILITIES UNDER THE GUARANTEE. IF AFTER READING THE GUARANTEE AND THIS NOTE, THERE IS ANYTHING IN THE GUARANTEE ANY OF YOU DO NOT UNDERSTAND, OR YOU WANT ANY ADVICE ABOUT THE GUARANTEE OR THE CONSEQUENCES OF SIGNING IT, THEN YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE BEFORE SIGNING PLEASE NOTE THAT YOU HAVE THE RIGHT TO CHOOSE TO PROVIDE THE BANK WITH AN UNLIMITED GUARANTEE (IN WHICH CASE YOU SHOULD INDICATE ON THE GUARANTEE THAT IT IS FOR “UNLIMITED AMOUNT”) OR A LIMITED GUARANTEE (IN WHICH CASE YOU SHOULD INDICATE ON THE GUARANTEE THAT IT IS FOR “LIMITED AMOUNT”).

The Main Provisions in the Guarantee arc:

-	The Guarantee makes you liable for all money, debts and liabilities owed by the person named as ‘the Customer” in the Guarantee (but, if the Guarantee is for 100% Guarantee Loan, under the relevant application form and related facility only). If you have indicated on the Guarantee that it is for “Unlimited Amount” (an Unlimited Guarantee) then your liability for the Customer’s debts and liabilities (but, if the Guarantee is for 100% Guarantee Loan, under the relevant application form and related facility only) will be unlimited. Where you have indicated on the Guarantee that it is for “Limited Amount* (a Limited Guarantee) then you arc liable for the Customer’s debts and liabilities (but, if the Guarantee is for 100% Guarantee Loan, under the relevant application form and related facility only) up to (he amount of the “Maximum Liability” as defined in the Guarantee. Those debts and liabilities can be overdrafts, loans, interest, fees, costs, charges, expenses or any other money owed by the Customer to the Bank, including money owed by the Customer jointly with any other person.
-	If the Guarantee is signed by more than one person, the Guarantee makes you jointly and individually liable for all money, debts and liabilities owed by the person named as “the Customer” in the Guarantee and the Bank may claim all of the monies owing under the Guarantee front any one of you without having to claim those monies from all of you.
-	Facilities made available by the Bank to (lie Customer will normally be repayable on demand. We may make demand under the Guarantee if the Customer fails to repay the Bank when the Customer should.
-	If you do not pay the guaranteed monies to the Bank when they arc due, the Bonk may charge you interest on that overdue amount and any costs it incurs in recovering such monies from you Under a Limited Guarantee, interest, fees, costs, charges and expenses arc recoverable by the Bank and arc included In the definition of “Maximum Liability”.
-	If the Guarantee is an Unlimited Guarantee, then (he Bank, without needing Io inform you or seek your permission, can change, renew or replace any loan or facility made available to die Customer as long as it does not involve any new or increased facilities or any variation to the nature of the facilities granted to the Customer. Should there be any new or increased facilities granted to the Customer or any variation to the nature of the facilities granted to the Customer, the Bank will inform you but will not be required to seek your permission.

Member HSBC Group

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Explanatory Notes - Guarantee By Individual(s) (Continued)

-	If the Guarantee is a Limited Guarantee, then the Bank, without needing to inform you or seek your permission, provided that the amount of the “Maximum Liability” as described in the Guarantee is not exceeded, can change, renew or replace any loan or facility made available to the Customer or grant any newer increased facilities to the Customer.
-	You can serve one month’s notice ending the Bank’s right to continue lending further money to the Customer secured by the Guarantee. That notice will be effective one month after receipt by the Bank. When that notice expires, you will, however, remain liable for whatever monies that arc owed by the Customer or which the Bank is committed to advance to the Customer at that date, where you have provided an Unlimited Guarantee but only up to the “Maximum Liability” where the Guarantee is a Limited Guarantee.
-	If you comprise two or more persons, the notice referred to above may be given by any one of you. The Bank will treat any such notice as terminating that person’s liability without affecting or terminating the obligations or liability of any other person(s) who has/have not served notice of termination.
-	The Bank may, without giving you any notice before doing so, use any money you have in any of your accounts with the Bank to pay your liabilities under the Guarantee.
-	While any money is still owed by the Customer to the Bank, you or any of you cannot, without the permission of the Bank, either seek repayment of any money any of you pay to the Bank under the Guarantee from the Customer, or claim against any other security the Bank holds for the Customers debts and liabilities.
-	Each or any of you may not enforce any of the rights you would normally have against any other of you in connection with the Guarantee, until all the money owed to the Bank by the Customer has been repaid.
-	The Bank may require you to pay to the Bank any money you do receive in breach of the terms of the Guarantee.
-	If wo have the Customer’s consent, we will, if you ask us to, provide you with a copy of the last statement of account issued to the Customer in relation to the facilities covered by the Guarantee.

Supporting Security

If you provide supporting security for your guarantee liabilities (for example in the form of a mortgage over a property, a charge over shares or a sum of money deposited with this or another bank) then the Bank recommends that you also seek independent legal advice from your own solicitor before signing such supporting security.

Further, as mentioned above, any security already provided or that are provided in future by any of you to the Bank for your own individual liabilities will also secure your liabilities under the Guarantee (except where the Guarantee is for 100% Guarantee Loan).

If the Bank makes demand for payment under the Guarantee and you do not pay the sums demanded then the Bank may, usually after further demand, enforce any supporting security. This enforcement will include taking possession of and selling any property or shares mortgaged to the Bank or applying the amount of any deposits charged to discharge your liabilities.

I/We confirm that I/we have read the above and the Guarantee and that I/we understand the terms of the Guarantee of my/our choice (that Is, whether a Limited Guarantee or an Unlimited Guarantee). I/We also confirm that I/we have read a duly completed copy of the Application for Business Revolving Credit / Business Instalment Loan / Business Card Programme / Profits Tax Loan / Easy Export Finance / InnoTech Business Instalment Loan / Business Instalment Loan (SFGS)/ 100% Guarantee Loan as specified above signed by the Customer, Including the terms and conditions, which will apply to the Business Revolving Credit / Business Instalment Loan / Business Card Programme I Profits Tax Loan / Easy Export Finance / InnoTech Business Instalment Loan I Business Instalment Loan (SFGS)/100% Guarantee Loan (“(the Facility”) If approved by the Bank I/We understand that this Explanatory Note does not explain all the clauses in the Guarantee, but only the main clauses. I/We acknowledge that the Bank has recommended that I/we take such Independent legal advice before signing the Guarantee. I/We am/arc willing to sign the Guarantee and to provide any supporting security and confirm that I/we do not wish to seek independent legal advice. I/We understand that this will make me/all and each of us liable for all the Customer’s debts and liabilities (including but not limited to the Facility applied for under the above-mentioned Application) to the Bank (but, if the Guarantee is for 100% Guarantee Loan, under the relevant application form and related facility only) if the Guarantee is an Unlimited Guarantee, or up Io (he amount of the ‘‘Maximum Liability” where the Guarantee is a Limited Guarantee, in each case including interest, fees, costs, changes and expenses incurred by the Bank as described above and regardless of whether the Facility is approved. Where (he Guarantee being provided is a Limited Guarantee, I/we also confirm having duly noted (the amount of the Specified Sum as set out in the Schedule to the Guarantee, which may be an amount larger than the sum of the Facility applied for or granted under (he above-mentioned Application.

                the Guarantor(s) wishes to take independent legal advice, the Bank can provide a sample form of letter of instructions to solicitors for reference.

In the Presence of

Name	WANG TEK LEE	Name

Identification Document Type and Number		Identification Document Type and Number

Type: ☐ Hong Kong Identity Card ☒ Passport ☐ Others		Type: ☒ Hong Kong Identity Card ☐ Passport ☐ Others

Number:		Number:

Signed by X		In the Presence of X
Name		Name

Identification Document Type and Number		Identification Document Type and Number

Type: ☐ Hong Kong Identity Card ☐ Passport ☐ Others		Type: ☐ Hong Kong Identity Card ☐ Passport ☐ Others

Number:		Number:

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

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# Guarantee by Individual(s) - Under Seal

Note: Chinese version is available for reference upon request.

To:	The Hongkong and Shanghai Banking Corporation Limited
The Hong Kong Special Administrative Region

GUARANTEE BY INDIVIDUAL(S) - UNDER SEAL THIS GUARANTEE IS FOR *LIMITED AMOUNT	*	Please indicate your choice by deleting the [inappropriate] signing here.

1.	DEFINITIONS

“100% Guarantee Loan Application Form” means the application form of the Bank as specified in the booklet related to this Guarantee under which the Customer applies to the Bank for 100% Guarantee Loan;

“Bank” means The Hongkong and Shanghai Banking Corporation Limited or any person who is entitled at any future date to exercise all or any of the Bank’s rights under this Guarantee;

“Banking Facilities” means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer at any branch or office of the Bank and whether now or in the future;

“Customer” means the person whose name and address are specified in the Schedule;

“Default Interest” means interest at such rate as the Bank specifies in its Tariff Book from time to time (but, if this Guarantee is for 100% Guarantee Loan, 8% per annum over the Bank’s HKD best lending rate), compounded monthly if not paid on the dates specified by the Bank;

“Exchange Rate” means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor;

“Guaranteed Monies” means (i) all monies, obligations and liabilities in any currency whenever and however due, owing or incurred, whether with or without the Guarantor’s knowledge or consent and due, owing or incurred by the Customer to the Bank at any branch or office at any time, whether separately or jointly with any other person, actually or contingently whether presently or in future in any capacity including as principal or as surety (but, if this Guarantee is for 100% Guarantee Loan, under the relevant 100% Guarantee Loan Application Form and any related facility (as may be amended, supplemented or renewed) from time to time granted by the Bank to the Customer only); (ii) interest (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts or prohibits payment; (iii) any amount due under the indemnity in Clauses 9 and 14.03 below; and (iv) all costs, expenses and fees incurred or charged by the Bank in enforcing this Guarantee on a full indemnity basis;

“Guarantor” means all or any person whose names and addresses arc specified in the Schedule together with their executors, administrators, successors and assigns;

“Maximum Liability” has the meaning set out in Clause 3 below;

“person” includes an individual, firm, company, corporation and an unincorporated body of persons;

“Specified Sum” means the sum specified as such in the Schedule; and

“Tariff Book” means the Bank’s tariff Book which is available upon request or accessible at http://www.commercial.hsbc.com.hk/1/2/commercial/customer-service/tariffs or such other source as may replace that webpage.

Where the persons comprised in the expression “the Customer” arc carrying on business in partnership under a firm name or arc trustees of a trust the Guaranteed Monies (notwithstanding any change in the composition of that partnership) shall include the monies and liabilities which shall at any time be due owing or incurred to (the Bank by the person(s) from time to time carrying on the partnership business under that name or under any name in succession thereto and includes those due from all persons from time to time being trustees of that trust and the expression “the Customer” shall be constructed accordingly. Where there are two or more persons comprised in the expression “the Guarantor’ the obligations of each such person as Guarantor under this Guarantee shall be joint and several.

2.	Guarantee

2.01	In consideration of the Banking Facilities, the Guarantor guarantees to pay the Guaranteed Monies Io the Bank on demand.
2.02	The Guarantor shall, subject to Clause 3, pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Monies from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Monies (both before and after any demand or judgment or any circumstances which restricts payment by the Customer).
2.03	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of (the amount of the Guaranteed Monies owing at any time.
2.04	The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Monies for such period as the Bank may certify to the Guarantor to be appropriate in order to protect the interests of the Bank in respect of the Guaranteed Monies.

3.	Maximum Liability

Where this Guarantee is for Limited Amount as selected above, the liability of the Guarantor shall not exceed the Specified Sum plus Default Interest on that sum or part thereof (to the extent that it is not paid by the Guarantor on demand by the Bank) and expenses of the Bank in enforcing this Guarantee on a full indemnity basis (collectively, the ‘‘Maximum Liability”), where a liability for Guaranteed Monies is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at (the Exchange Rale, has increased since it was incurred, that increase shall be added to the Maximum Liability.

4.	Continuing and Additional Security

4.01	This Guarantee is a continuing security and shall secure the whole of the Guaranteed Monies until one calendar month after receipt by the Bank of notice in writing by the Guarantor or a liquidator, receiver or personal representative of the Guarantor (in the event of the death of the Guarantor) to terminate it. In the case of the Guarantor’s death, this Guarantee shall remain binding as a continuing guarantee on that Guarantor’s heirs, executors, successors or administrators until the expiry of notice given in accordance with this Clause. Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Monies in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Monies to the Bank on demand whether that demand is made before, at the time of or after such termination.
4.02	Where there is more than one person comprised in the expression “the Guarantor”, any notice under Clause 4.01 above may be given by any one of the persons comprising the Guarantor. The Bank will treat any such notice as terminating that Guarantor’s liability to the extent provided in Clause 4.01 without affecting or terminating the obligations or liability of any other person comprising the Guarantor and this Guarantee shall continue to bind those persons as a continuing guarantee.
4.03	This Guarantee is in addition to, shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.
4.04	Where there is more than one person comprised in the expression “the Guarantor”, if for any reason this Guarantee is not or ceases to be binding on any Guarantor, it shall remain binding as a continuing security on the remaining person(s) comprising the Guarantor.

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

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GUARANTEE BY INDIVIDUAL(S) - Under Seal (Continued)

4.05	The obligations of the Guarantor under this Guarantee shall not be affected by any of the following:

(i)	any part payment of the Guaranteed Monies by the Customer or any other person;
(ii)	any change in the name or constitution of the Customer, the Guarantor or the Bank;
(iii)	any merger, amalgamation, reconstruction or reorganisation affecting the Customer, the Guarantor or the Bank;
(iv)	the death, mental incapacity, bankruptcy, insolvency, liquidation or administration of the Customer or the Guarantor; and
(v)	any other act, omission, event or circumstance which but for this provision would discharge any Guarantor from liability under this Guarantee.

5.	Customer’s Accounts

The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

6.	Payments

6.01	Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable by the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

6.02	Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate. The Bank shall not be liable to the Guarantor for any loss resulting from any fluctuation in the Exchange Rate.

6.03	No payment to the Bank under this Guarantee pursuant to any judgment, court order or otherwise shall discharge the obligation of the Guarantor in respect of which it was made unless and until payment in full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.

6.04	Any monies paid to the Bank in respect of the Guaranteed Monies may be applied in or towards satisfaction of the same in such manner as determined by the Bank or placed to the credit of such account (including a suspense or impersonal account) and for so long as the Bank may determine pending the application from time to time of such monies in or towards the discharge of the Guaranteed Monies.

6.05	If any monies paid to the Bank in respect of the Guaranteed Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such monies had not been paid.

7.	Set-off

The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Monies. For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the monies standing to the credit of such account.

8.	Lien

The Bank is authorised to exercise a lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Monies.

9.	Guarantor as Principal Debtor

As a separate obligation, the Guarantor shall be liable as a principal debtor including, but not limited to, where any liability or obligation of the Customer for any of the Guaranteed Monies is or becomes unlawful, irrevocable, invalid or unenforceable for any reason including by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent. Any Guaranteed Monies which may not be recoverable from the Customer for any reason whatsoever shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity under this separate obligation, on demand, together with Default Interest thereon in accordance with Clause 2.02 above.

10.	Variation of Terms and Release of Security

The Bank may at any time and without affecting or discharging this Guarantee or the obligations of the Guarantor:

(i)	extend, increase, renew, replace or otherwise vary any of the Banking Facilities;
(ii)	vary, exchange, abstain from perfecting or release any other security or guarantee held or to be held by the Bank as security for the Guaranteed Monies;
(iii)	give time for payment or accept any composition from and make any arrangement with the Customer or any other person;
(iv)	release any Guarantor from that Guarantor’s obligation under this Guarantee or otherwise and give any time for payment, accept any composition from or make any arrangement with any Guarantor;
(v)	make demand under this Guarantee and enforce all or any of the Guarantor’s obligation under this Guarantee without having enforced or sought to enforce any rights or remedies which the Bank may have in respect of the Guaranteed Monies against the Customer, any other surety or in relation to any other security; or
(vi)	do or omit to do any thing which but for this provision would discharge any Guarantor from liability under this Guarantee.

11.	Guarantor as Trustee

11.01	The Guarantor shall not, until the whole of the Guaranteed Monies have been received by the Bank (and even though the Maximum Liability of the Guarantor may be limited), exercise any right of subrogation, indemnity, set-off or counterclaim against the Customer or any other Guarantor or person or any right to participate in any security the Bank has in respect of the Guaranteed Monies or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer or any other Guarantor. The Guarantor shall hold any amount recovered, as a result of the exercise of any of such right, on trust for the Bank and shall pay the same to the Bank immediately on receipt.

11.02	The Guarantor has not taken any security from the Customer or any other Guarantor and agrees not to do so until the Bank has received the whole of the Guaranteed Monies. Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Monies and all monies at any time received in respect thereof shall be paid to the Bank immediately on receipt.

12.	Negligence In Realisations

This Guarantee shall not be affected as security for the Guaranteed Monies by any neglect by the Bank, or by any agent or receiver appointed by the Bank, in connection with the realisation of any other security (whether by way of mortgage guarantee or otherwise) which the Bank may hold now, or at any time in the future, for the Guaranteed Monies.

13.	No Waiver

No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

14.	Consent

14.01	The Bank may employ debt collecting agent(s) to collect any sum due under this Guarantee.

14.02	Without prejudicing the rights of the Bank under any other agreement with the Guarantor, the Guarantor consents to the Bank, for such purposes as the Bank may consider reasonably appropriate, disclosing and/or obtaining information about the Guarantor (including details of all or any transactions or dealings between the Guarantor and the Bank) and this Guarantee, both within and outside the HKSAR, to or from (as the case may be):

(i)	any agent, contractor or third party service provider which provides services to the Bank in relation to the operation of its business (including without limitation administrative, telecommunications, computer, payment or processing services);

**GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)**

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Guarantee by Individual(s) - Under Seal (Continued)

(ii)	credit reference agencies;
(iii)	any person to whom the Bank proposes to sell, assign or transfer, or has sold, assigned or transferred, all or any of its rights in relation to this Guarantee or the Banking Facilities;
(iv)	any company within the HSBC Group, being HSBC Holdings plc and its associated and subsidiary companies from time to time or any of its or their agents; or
(v)	any other person, if required or permitted by applicable laws, regulations, regulators’ or other authorities’ guidelines or judicial process to do so.

14.03	If any information disclosed by the Guarantor to the Bank includes information of any third party, the Guarantor confirms and warrants that it has obtained the consent of such third party to the provision of such information to the Bank for such purposes and for disclosure to such persons as referred to in this Clause 14.02. The Guarantor agrees to indemnify and hold the Bank harmless from all costs, penalties, damages and other losses incurred as a result of the Guarantor’s breach of this Clause 14.03.

15.	Assignment

The Guarantor may not assign or transfer any rights or obligations of the Guarantor hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

16.	Communications

Any notice, demand or other communication under this Guarantee shall be in writing, if addressed to the Guarantor at the last address registered with the Bank, and if addressed to the Bank at its office specified below or such other address as the Bank may notify to the Guarantor for this purpose, and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address or on the second day following the day of posting or on the day of despatch, if sent by facsimile transmission or telex, and to the Bank on the day of actual receipt.

Address of Bank’s Office:

The Hongkong and Shanghai Banking Corporation Limited, Commercial Lending Team, CCS, 9/F, Tower 2, HSBC Centre, 1 Sham Mong Road, Tai Kok Tsui, Kowloon, the Hong Kong Special Administrative Region.

17.	Severability

Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

18.	Governing Law and Jurisdiction

18.01	This Guarantee is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region (“Hong Kong”).

18.02	The Guarantor submits to the non-exclusive jurisdiction of the Hong Kong courts but this Guarantee may be enforced in the courts of any competent jurisdiction.

18.03	No person other than the Bank and the Guarantor will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Guarantee.

19.	Governing Version

A Chinese translation of this Guarantee shall be provided to the Guarantor upon request. The English version is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

20.	Headings

In this Guarantee, the headings are for guidance only and shall not affect the meaning of any clause.

21.	Acknowledgment

The Guarantor hereby agrees and acknowledges that:

(i)	the Guarantor has been provided with a copy of the Bank’s “Notice relating to the Personal Data (Privacy) Ordinance” (the “Notice”) (copy enclosed). The Guarantor confirms that the Guarantor has read, understood and agree to the contents as set out in the Notice;
(ii)	the Bank may use, process, transfer and disclose all personal data of the Guarantor that the Bank currently or subsequently holds for the purposes and to the parties as set out in the Notice (as may be amended or supplemented by the Bank from time to time);
(iii)	the Bank is entitled to obtain information relating to the Guarantor from any third party at any and all times, including without limitation conducting checks with any credit reference agency; and
(iv)	nothing in this Clause shall in any way prejudice the rights or remedies of the Bank under any agreement or arrangement (whether current or future) between the Bank and the Guarantor.

22.	Execution

22.01	This Guarantee may be entered into on separate counterparts which, together, shall constitute a single instrument.

22.02	This Guarantee has been entered into by the Guarantor as a deed on this	26	day of	Feb 2021.

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT / INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

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Guarantee by Individual(s) - Under Seal (Continued)

Schedule

Details of Customer

Name

GRAVITY SUPPLY CHAIN SOLUTIONS LIMITED
✻Address	Business Identification Document Type and Number

RM 1219, 12/F. TRADE SQUARE,	Type:	☒ (C)	Certificate of Incorporation
681 CHEUNG SHA WAN ROAD, KOWLOON		☐ (B)	Business Registration Certificate
		☐ (X)	Others

Number: 2182551

✻ PO Box is not accepted.

Details of Guarantor(s)

Name	1

WANG TEK LEE

✻Address	Identification Document Type and Number

Type: ☐ Hong Kong Identity Card ☒ Passport ☐ Others

Number:
Name	2

✻Address	Identification Document Type and Number

Type: ☐ Hong Kong Identity Card ☐ Passport ☐ Others

Number:

✻ PO Box is not accepted.

Specified Sum in respect of Maximum Liability under Clause 3

(Please fill in the total amount of the Facility requested, if “This Guarantee is for Limited Amount” as selected above)

HKD $1,000,000

Executed under seal by the Guarantors:	Witnessed by:

Signature of Guarantor	Signature of Witness

Name
L.S.
Identification Document Type and Number

Type: ☒ Hong Kong Identity Card ☐ Passport ☐ Others

Number:

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT/INNOTECH BUSINESS INSTALMENT LOAN /BUSINESS INSTALMENT LOAN (SFGS)/100% GUARANTEE LOAN (For Limited Company Only)

Page 6/7

Signature of Guarantor	2	Signature of Witness

		Name:

		Identification Document Type and Number

		Type: ☐ Hong Kong Identity Card ☐ Passport ☐ Others
L.S.
X		Number:

GUARANTEE BY INDIVIDUAL(S) FOR APPLICATION TO BUSINESS INSTALMENT LOAN / BUSINESS CARD PROGRAMME / PROFITS TAX LOAN / EASY EXPORT FINANCE / BUSINESS REVOLVING CREDIT /INNOTECH BUSINESS INSTALMENT LOAN / BUSINESS INSTALMENT LOAN (SFGS)/ 100% GUARANTEE LOAN (For Limited Company Only)

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